RULE 497 (E)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-53836,
                                                                       333-90737

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I

                         SUPPLEMENT DATED MARCH 28, 2008
                                       TO
                          PROSPECTUS DATED MAY 1, 2007

      This is to inform you of certain actions being taken with respect to the Sub-Accounts which hold shares of the PIMCO Variable Insurance Trust Money Market Portfolio (the "Replaced Portfolio") which is currently an investment option available under the Contracts.

      Effective April 30, 2008, the Sub-Accounts which hold shares of the Replaced Portfolio will no longer be available for allocation of accumulation value under the Contracts.

      Subject to issuance of an exemptive order by the U.S. Securities and Exchange Commission, which we anticipate will occur on or about April 3, 2008, the Sub-Accounts will redeem the shares of the Replaced Portfolio and use the proceeds to purchase shares of the JNF Money Market Portfolio (the "Replacement Fund"). At the time of this transaction, referred to as a Substitution, which we anticipate will occur on or about May 1, 2008, you will receive a prospectus for the Replacement Fund.

      JNF Advisors, Inc., a company which is under common control with Jefferson National Life Insurance Company, will be the investment adviser to the Replacement Fund. AIM Advisors, Inc. will be the sub-adviser for Replacement Fund. The Replacement Fund will have substantially similar investment objectives and investment policies as the Replaced Portfolio.

      We have undertaken the Substitution because we believe it is in the best interests of Contract Owners. We believe the new structure will result in greater growth in the Replacement Fund than would have occurred in the Replaced Portfolio, potentially resulting in economies of scale for Contract Owners and increased portfolio management flexibility.

      Contract Owners have the opportunity to reallocate account value once:
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      o     prior to the Substitution, from each Sub-Account investing in a
            Replaced Portfolio, and

      o for 30 days after the Substitution, from the Sub-Account investing in the Replacement Fund to Sub-Accounts investing in other funds available under their respective Contracts, without diminishing the number of free transfers that may be made in a given contract year and without the imposition of any transfer charge or limitation, other than any applicable limitations in place to deter potentially harmful excessive trading or disintermediation involving the fixed accounts available with applicable Contracts.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2007 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-3.08